Exhibit 10.2

Execution Version

JOINDER AGREEMENT

JOINDER AGREEMENT (this “Agreement”), dated as of June 1, 2026, between Enviri II Corporation, a Delaware corporation (the “Company”), and Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Agent”).

WHEREAS, Enviri Corporation (F/K/A Harsco Corporation) (“Enviri”), the Issuing Lenders named therein, the Lenders party thereto, the other parties party thereto and the Agent are parties to the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended, modified, extended or restated from time to time, the “Credit Agreement”);

WHEREAS, Enviri, the Guarantors party thereto and the Agent, are parties to the Guarantee and Collateral Agreement, dated as of December 2, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) under which Enviri and the Guarantors secure their respective obligations under the Credit Agreement and the other Loan Documents (the “Obligations”);

WHEREAS, on the date hereof, the Permitted Clean Earth Distribution Transactions have been consummated;

WHEREAS, the Company desires to become (i) a “Borrower” under the Credit Agreement and (ii) a party to the Guarantee and Collateral Agreement as a Grantor thereunder; and

WHEREAS, terms defined in the Credit Agreement and Guarantee and Collateral Agreement (or whose definitions are incorporated by reference in Section 1 of the Guarantee and Collateral Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. New Borrower. The parties hereto acknowledge and agree that the Company by its signature below becomes a Borrower under the Credit Agreement to the extent described therein. The Company hereby (i) unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors and permitted assigns, the prompt and complete payment and performance and when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (other than wish respect to its own Obligations) and (ii) agrees to be bound by all of the provisions of the Credit Agreement and the other Loan Documents applicable to it as a Borrower thereunder on and after giving effect to this Agreement, and effective on the date hereof, become a party to the Credit Agreement as a Borrower with the same effect and force as if it were an original signatory to the Credit Agreement as a Borrower, in each case to the extent described therein. All references to any “Borrower” in the Credit Agreement and in the other Loan Documents shall be deemed to include the Company.

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2. Grantor. The Company acknowledges that, by signing this Agreement, the Company becomes a “Grantor” and “Guarantor” for all purposes of the Guarantee and Collateral Agreement and that its obligations under the foregoing secured guarantee in paragraph 1 above are subject to all the provisions of the Guarantee and Collateral Agreement applicable to the obligations of a “Guarantor” and “Grantor” thereunder.

3. Grant of Security Interest. The Company hereby collaterally assigns to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all Collateral owned by the Company as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

4. Delivery of Collateral. Concurrently with delivering this Agreement to the Collateral Agent, the Company is complying with the provisions of Article 5 of the Guarantee and Collateral Agreement with respect to Investment Property, in each case if and to the extent included in the Collateral owned by such Grantor at such time.

5. Party to Guarantee and Collateral Agreement. Upon delivering this Agreement to the Collateral Agent, the Company will become a party to the Guarantee and Collateral Agreement and will thereafter have all the rights and obligations of a Grantor thereunder and be bound by all the provisions thereof as fully as if the Company were one of the original parties thereto.

6. Representations and Warranties. (a) The Company is duly organized, validly existing and in good standing under the laws of Delaware.

(b) Each of the representations and warranties set forth in Article IV of the Guarantee and Collateral Agreement is true as applied to the Company and the Collateral owned by it. For purposes of the foregoing sentence, references in said Sections to a “Grantor” shall be deemed to refer to the Company, references to Schedules to the Guarantee and Collateral Agreement shall be deemed to refer to the corresponding Schedules to this Agreement, references to “Collateral” shall be deemed to refer to the Collateral owned by the Company, and references to the “Closing Date” shall be deemed to refer to the date of this Agreement.

(c) Each of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on the date hereof as if made on and as of the date hereof and no Default has occurred and is continuing on the date hereof.

7. Joint and Several Liability. The Company and each existing Borrower under the Credit Agreement (for the purposes of this paragraph 7, the “Existing Borrowers”) shall be liable for all amounts due to the Administrative Agent and/or any Lender from the Company or any Existing Borrower under the Credit Agreement, regardless of which of the Company or any Existing Borrower actually receives Loans or the amount of Loans received by the Company or any Existing Borrower or the manner in which the Administrative Agent and/or such Lender accounts for Loans on its books and records (without limiting the foregoing, the Company and each Existing Borrower shall be liable for Loans made to the Company and any other Existing Borrower). Each of the Company’s and each Existing Borrower’s obligations with respect to Loans made to it, and the obligations arising as a result of the joint and several liability under the Credit Agreement, with respect to Loans made to the Borrower or any Existing Borrower under the Credit Agreement, shall be separate and distinct obligations, but all such obligations shall be primary obligations of the Company or any Existing Borrower, as the case may be.

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8. Certain Limitations. The provisions set forth in Section 1.07 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

9. Governing Law. THIS GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT AND BORROWER DESIGNATION AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW OR OTHERWISE ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ENVIRI II CORPORATION

By:	/s/ Michael Kolinksy
	Name:	Michael Kolinksy
	Title:	Vice President and Treasurer – Tax and Real Estate

BANK OF AMERICA, N.A., as Collateral Agent and Administrative Agent

By:	/s/ Felicia Brinson
	Name:	Felicia Brinson
	Title:	Assistant Vice President

[Signature Page to Joinder Agreement]

Schedule 1

to Joinder Agreement

INVESTMENT PROPERTY

(other than Equity Interests in Subsidiaries and Affiliates)

OWNED BY GRANTOR

PART 1 — Pledged Stock

None.

PART 2 — Pledged Notes

None.

Schedule 2

to Joinder Agreement

Commercial Tort Claims

None.

Schedule 3

to Joinder Agreement

Perfection Matters

Uniform Commercial Code Filings

Filing of an appropriate UCC-1 financing statement with the Secretary of State of the State of Delaware.

Schedule 4

to Joinder Agreement

Intellectual Property

None.